Exhibit 99.2

INVESTING IN THE FUTURE OF HEALTHCARE.

Medical Properties Trust

THIRD QUARTER 2011

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information	1

Reconciliation of Net Income to Funds from Operations	2

Investment and Revenue by Asset Type, Operator, and by State	3

Lease Maturity Schedule	4

Debt Summary	5

Consolidated Balance Sheets	6

Acquisitions for the Nine Months Ended September 30, 2011	7

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust. com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact Charles Lambert, Finance Director at (205) 397-8897.

Company Information

Headquarters:	Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756

Website:	www.medicalpropertiestrust.com

Executive Officers:

Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer

R. Steven Hamner, Executive Vice President and Chief Financial Officer

Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Investor Relations:	Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Charles Lambert (205) 397-8897 clambert@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

FFO information:
Net income attributable to MPT common stockholders	$424,565	$8,918,900	$13,843,815	$12,320,050
Participating securities’ share in earnings	(263,756)	(315,582)	(860,426)	(994,488)

Net income, less participating securities’ share in earnings	$160,809	$8,603,318	$12,983,389	$11,325,562

Depreciation and amortization
Continuing operations	8,429,753	6,209,283	24,678,032	18,100,178
Discontinued operations	—	139,077	—	1,225,056
Loss (gain) on sale of real estate	—	(1,493,907)	(5,324)	(7,671,732)
Real estate impairment charge	—	—	564,005	—

Funds from operations	$8,590,562	$13,457,771	$38,220,102	$22,979,064

Acquisition costs	529,880	364,469	3,185,933	1,313,631
Debt refinancing costs	10,425,037	342,074	14,214,036	6,556,285
Executive severance	—	—	—	2,830,221
Loan impairment charge	—	—	—	12,000,000
Write-off of other receivables	—	2,695,049	1,845,968	2,695,049

Normalized funds from operations	$19,545,479	$16,859,363	$57,466,039	$48,374,250

Share-based compensation	1,631,372	1,366,249	5,292,678	4,329,349
Debt costs amortization	773,206	995,703	2,771,268	3,732,093
Additional rent received in advance (A)	(300,000)	(300,000)	(900,000)	9,700,000
Straight-line rent revenue	(1,802,124)	(1,611,210)	(5,816,986)	(3,285,764)

Adjusted funds from operations	$19,847,933	$17,310,105	$58,812,999	$62,849,928

Per diluted share data:
Net income, less participating securities’ share in earnings	$—	$0.08	$0.12	$0.12
Depreciation and amortization
Continuing operations	0.08	0.06	0.22	0.19
Discontinued operations	—	—	—	0.01
Loss (gain) on sale of real estate	—	(0.02)	—	(0.08)
Real estate impairment charge	—	—	0.01	—

Funds from operations	$0.08	$0.12	$0.35	$0.24

Acquisition costs	0.01	—	0.03	0.01
Debt refinancing costs	0.09	—	0.13	0.07
Executive severance	—	—	—	0.03
Loan impairment charge	—	—	—	0.12
Write-off of other receivables	—	0.03	0.01	0.03

Normalized funds from operations	$0.18	$0.15	$0.52	$0.50

Share-based compensation	0.01	0.01	0.05	0.04
Debt costs amortization	0.01	0.01	0.02	0.03
Additional rent received in advance (A)	—	—	(0.01)	0.10
Straight-line rent revenue	(0.02)	(0.01)	(0.05)	(0.03)

Adjusted funds from operations	$0.18	$0.16	$0.53	$0.64

(A)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes.

This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Funds from operations, or FFO, represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Management considers funds from operations a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that funds from operations provides a meaningful supplemental indication of our performance. We compute funds from operations in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating funds from operations utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. Funds from operations should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) straight-line rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of September 30, 2011

	Real Estate Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	$900,345,651	56.4%	$66,822,048	60.8%
Long-Term Acute Care Hospitals	346,159,134	21.7%	26,782,972	24.4%
Medical Office Buildings	15,795,436	1.0%	1,298,263	1.2%
Rehabilitation Hospitals	182,468,168	11.4%	13,788,238	12.5%
Wellness Centers	15,624,817	1.0%	1,246,014	1.1%
Net other assets	135,296,387	8.5%	—	—

Total	$1,595,689,593	100.0%	$109,937,535	100.0%

Investments and Revenue by Operator - As of September 30, 2011

	Real Estate Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$430,112,248	27.0%	$34,182,288	31.1%
Vibra Healthcare, LLC	144,515,312	9.1%	13,795,740	12.5%
HealthSouth Corporation	97,757,589	6.1%	7,036,510	6.4%
Kindred Healthcare, Inc.	83,434,567	5.2%	6,120,631	5.6%
Reliant Healthcare Partners	73,851,400	4.6%	5,710,459	5.2%
14 other operators	630,722,090	39.5%	43,091,907	39.2%
Net other assets	135,296,387	8.5%	—	—

Total	$1,595,689,593	100.0%	$109,937,535	100.0%

Investment and Revenue by State - As of September 30, 2011

	Real Estate Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
California	$455,222,748	28.5%	$36,935,037	33.6%
Texas	374,104,074	23.4%	26,195,680	23.8%
Utah	66,355,303	4.2%	4,950,049	4.5%
Missouri	60,921,029	3.8%	4,571,333	4.2%
New Jersey	58,000,000	3.7%	4,438,889	4.0%
17 other states	445,790,052	27.9%	32,846,547	29.9%
Net other assets	135,296,387	8.5%	—	—

Total	$1,595,689,593	100.0%	$109,937,535	100.0%

LEASE MATURITY SCHEDULE - AS OF SEPTEMBER 30, 2011

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2011	1	$1,797,071	1.5%
2012	4	4,589,093	3.8%
2013	—	—	0.0%
2014	2	4,770,708	3.9%
2015	2	3,940,954	3.3%
2016	1	2,250,000	1.9%
2017	—	—	0.0%
2018	6	12,901,435	10.7%
2019	8	12,678,421	10.5%
2020	2	3,308,483	2.7%
Thereafter	30	74,836,531	61.7%

	56	121,072,696	100%

(1)	Excludes our River Oaks facility, as it is currently under re-development and not subject to lease and our Florence facility that is under development.
(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

DEBT SUMMARY AS OF SEPTEMBER 30, 2011

					Amounts Due
Instrument	Rate Type	Rate		Balance	2011	2012	2013	2014	2015	Thereafter

6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000

BB&T Revolver	Variable	1.74%		39,600,000	—	39,600,000	—	—	—	—

2011 Credit Facility Revolver	Variable	—	(1)	—	—	—	—	—	—	—

2016 Unsecured Notes	Fixed	6.48	%(2)	125,000,000	—	—	—	—	—	125,000,000

2006 Exchangeable Notes	Fixed	6.13%		9,175,000	9,175,000	—	—	—	—	—

2008 Exchangeable Notes	Fixed	9.25%		11,000,000	—	—	11,000,000	—	—	—

Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,486,213	56,941	231,789	249,384	265,521	282,701	13,399,877

				$649,261,213	$9,231,941	$39,831,789	$11,249,384	$265,521	$282,701	$588,399,877

		Debt Discount		(248,031)

				$649,013,182

(1)	Represents a $330 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at September 30, 2011 factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements, which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 milllion of the Notes and effective October 31, 2011, the Company will be paying 5.675% on $60 million of Notes.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	September 30, 2011	December 31, 2010
	(Unaudited)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,258,288,813	$1,032,369,288
Mortgage loans	165,000,000	165,000,000

Gross investment in real estate assets	1,423,288,813	1,197,369,288
Accumulated depreciation and amortization	(100,772,388)	(76,094,356)

Net investment in real estate assets	1,322,516,425	1,121,274,932

Cash and cash equivalents	114,368,030	98,408,509
Interest and rent receivable	28,821,877	26,175,635
Straight-line rent receivable	34,603,457	28,911,861
Other loans	56,131,198	50,984,904
Other assets	39,248,606	23,057,868

Total Assets	$1,595,689,593	$1,348,813,709

Liabilities and Equity
Liabilities
Debt, net	$649,013,182	$369,969,691
Accounts payable and accrued expenses	57,665,722	35,974,314
Deferred revenue	23,576,661	23,136,926
Lease deposits and other obligations to tenants	27,769,799	20,156,716

Total liabilities	758,025,364	449,237,647

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 150,000,000 shares; issued and outstanding - 110,647,184 shares at September 30, 2011 and 110,225,052 shares at December 31, 2010	110,647	110,225
Additional paid in capital	1,054,040,865	1,051,785,240
Distributions in excess of net income	(204,343,284)	(148,530,467)
Accumulated other comprehensive income (loss)	(11,982,095)	(3,640,751)
Treasury shares, at cost	(262,343)	(262,343)

Total Medical Properties Trust, Inc. stockholders’ equity	837,563,790	899,461,904

Non-controlling interests	100,439	114,158

Total Equity	837,664,229	899,576,062

Total Liabilities and Equity	$1,595,689,593	$1,348,813,709

ACQUISITIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

Name	Location	Property Type	Investment
Gilbert Hospital	Gilbert, AZ	General Acute Care	$17,100,000
Atrium Medical Center	Corinth, TX	LTACH	30,000,000
Bayonne Medical Center	Bayonne, NJ	General Acute Care	58,000,000
Alvarado Hospital	San Diego, CA	General Acute Care	70,000,000
Northland LTACH Hospital	Kansas City, MO	LTACH	19,478,409
DeSoto Specialty Hospital	DeSoto, TX	LTACH	18,025,608
Warm Springs Specialty Hospital of New Braunfels	New Braunfels, TX	LTACH	13,400,000

Total Investments			$226,004,017

Medical Properties Trust

Contact: Charles Lambert, Director of Finance
(205) 397-8897 or clambert@medicalpropertiestrust.com